Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

QWEST COMMUNICATIONS INTERNATIONAL INC.

OFFER TO PURCHASE FOR CASH

ANY AND ALL OF ITS OUTSTANDING 3.50% CONVERTIBLE SENIOR NOTES DUE 2025

(CUSIP No. 749121 BY 4)

(the “Convertible Notes”)

Pursuant to the Offer to Purchase, dated July 13, 2010

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, AUGUST 12, 2010, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY THE COMPANY (AS MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions only): Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions Confirm by Telephone: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING CONVERTIBLE NOTES BY ATOP (AS HEREINAFTER DEFINED).

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated July 13, 2010 (the “Offer to Purchase”).

Questions and requests for assistance relating to the procedures for tendering Convertible Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Global Bondholder Services Corporation, as the information agent for the Offer (the “Information Agent”) at its address and telephone numbers listed on the back cover of this Letter of Transmittal. Questions regarding the Offer (as defined below) may also be directed to Goldman, Sachs & Co., as the dealer manager for the Offer (the “Dealer Manager”) at its address and telephone numbers listed on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”), the Offer to Purchase (together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”) constitute an offer (the “Offer”) by Qwest Communications International Inc., a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all outstanding Convertible Notes for a cash purchase price equal to the sum of (i) the Average VWAP (as defined in the Offer to Purchase) of the Company’s common stock multiplied by 206.3354 (which is the number of shares of the Company’s common stock currently issuable upon conversion of $1,000 principal amount of Convertible Notes) plus (ii) a fixed cash amount of $30.00, provided that in no event will the purchase price per $1,000 principal amount of such Convertible Notes be less than $1,000.00 or more than $1,170.00. In addition, Holders (as defined below) will receive in respect of their Convertible Notes that are accepted for purchase accrued and unpaid interest on such Convertible Notes to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent. For further information regarding the calculation of the purchase price and for calculations of illustrative purchase prices, see “The Offer—Principal Amount of Convertible Notes; Price” in the Offer to Purchase.

The Company will determine the final purchase price promptly after the close of trading on the New York Stock Exchange on August 10, 2010 (the “Pricing Date”). The Company will announce the final purchase price no later than 4:30 p.m., New York City time, on the Pricing Date, and the final purchase price will also be available by that time at http://www.gbsc-usa.com/Qwest and from the Information Agent.

Only Convertible Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on the Expiration Date will be purchased in the Offer. The Company’s offer to purchase Convertible Notes validly tendered and not validly withdrawn in the Offer is not subject to any minimum tender condition or financing condition. However, the Offer is subject to the conditions described under “The Offer—Conditions of the Offer” in the Offer to Purchase.

Convertible Notes may be tendered only in minimum denominations of $2,000 or in integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

All of the Convertible Notes are held in book-entry form, and are currently represented by one or more global certificates held for the account of The Depository Trust Company (“DTC”).

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing as the owner of the Convertible Notes (each, a “Holder” and, collectively, the “Holders”) who desires to tender such Convertible Notes pursuant to the Offer. Pursuant to authority granted by DTC, if you are a DTC participant who has Convertible Notes credited to your DTC account, you may directly tender your Convertible Notes in the Offer as though you were a registered holder of the Convertible Notes. DTC participants that wish to accept the Offer may tender their Convertible Notes by (i) validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents, delivering this Letter of Transmittal, together with any signature guarantees and any other documents required by this Letter of Transmittal, to the Depositary at its address listed on the back cover of this Letter of Transmittal, and ensuring that the Depositary receives, at or prior to 5:00 p.m., New York City time, on of the Expiration Date, a timely confirmation of book-entry transfer of Convertible Notes into the Depositary’s account at DTC according to the procedure for book-entry transfer described below.

The Depositary and DTC have confirmed that Convertible Notes held in book-entry form through DTC that are to be tendered in the Offer are eligible for ATOP. To effectively tender Convertible Notes, DTC participants may until 5:00 p.m., New York City time, on the Expiration Date, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Depositary. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

If any validly tendered Convertible Notes are not purchased because the Offer is not completed, such unpurchased Convertible Notes will be returned without cost to the tendering holder promptly after the earlier of the termination or expiration of the Offer by book-entry delivery through DTC to the accounts of the Holders.

The Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Offer is not being made to (nor will tenders of Convertible Notes be accepted from or on behalf of) Holders of Convertible Notes in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction. However, the Company, in its sole discretion, may take such action as it may deem necessary to make or extend the Offer in any such jurisdiction.

If you hold your Convertible Notes through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct it to tender Convertible Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Convertible Notes using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Convertible Notes Tendered” and sign in the appropriate box below.

NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF CONVERTIBLE NOTES AS TO WHETHER TO TENDER ANY CONVERTIBLE NOTES. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER, THE DEPOSITARY OR THE INFORMATION AGENT.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF CONVERTIBLE NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR CONVERTIBLE NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER CONVERTIBLE NOTES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

DESCRIPTION OF CONVERTIBLE NOTES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Principal Amount of Convertible Notes Tendered*

	CUSIP No. 749121 BY 4*	$
*	Must be tendered in minimum denominations of $2,000 or in integral multiples of $1,000 in excess thereof.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing showing such participant as the owner of the Convertible Notes. No alternative, conditional or contingent tenders will be accepted.

If you do not wish to tender your Convertible Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the Offer to Purchase, dated July 13, 2010 (the “Offer to Purchase” and, together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”), constituting an offer (the “Offer”) by Qwest Communications International Inc., a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all outstanding Convertible Notes for a cash purchase price equal to the sum of (i) the Average VWAP (as defined in the Offer to Purchase) of the Company’s common stock multiplied by 206.3354 (which is the number of shares of the Company’s common stock currently issuable upon conversion of $1,000 principal amount of Convertible Notes) plus (ii) a fixed cash amount of $30.00, provided that in no event will the purchase price per $1,000 principal amount of such Convertible Notes be less than $1,000.00 or more than $1,170.00. In addition, holders of Convertible Notes (each, a “Holder” and collectively, the “Holders”) will receive in respect of their Convertible Notes that are accepted for purchase accrued and unpaid interest on such Convertible Notes to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent.

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Convertible Notes indicated above in the box captioned “Description of Convertible Notes Tendered.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns, transfers and delivers to, or upon the order of, the Company, all right, title and interest in and to such Convertible Notes that are being tendered hereby, waives any and all other rights with respect to such Convertible Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Convertible Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal, interest or other payments or distributions of any kind with respect to such Convertible Notes (other than any accrued and unpaid interest to, but excluding, the settlement date of the Offer (the “Accrued Interest”)) or to participate in any redemption, repurchase or conversion of such Convertible Notes, in each case other than pursuant to the undersigned’s rights under the express terms of the Offer.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the Convertible Notes tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Convertible Notes and all evidences of transfer and authenticity to, or transfer ownership of such Convertible Notes on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Convertible Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms and conditions of the Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Offer will expire at 5:00 p.m., New York City time, on Thursday, August 12, 2010, unless the Company extends or earlier terminates the Offer (as may be extended, the “Expiration Date”). The undersigned understands and acknowledges that, in order to receive the purchase price offered for the Convertible Notes, the undersigned must have validly tendered (and not validly withdrawn) Convertible Notes at or prior to 5:00 p.m., New York City time, on the Expiration Date. The undersigned understands and acknowledges that the undersigned may withdraw any Convertible Notes tendered at or prior to 5:00 p.m., New York City time, on the Expiration Date and, if such Convertible Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest to be issued in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Convertible Notes representing principal amounts not accepted for purchase be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Convertible Notes representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Convertible Notes so tendered.

Tenders of Convertible Notes may be withdrawn at or any time prior to 5:00 p.m., New York City time, on the Expiration Date and, if such Convertible Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Offer. In the event of a termination of any of the Offer, the respective tendered Convertible Notes will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant.

For a withdrawal of a tender of Convertible Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary at or prior to 5:00 p.m., New York City time, on the Expiration Date and, if such Convertible Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Offer, by mail, fax or hand delivery at its address or facsimile number listed on the back cover of this Letter of Transmittal or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Convertible Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Convertible Notes, if different from that of the person who deposited the Convertible Notes, (b) contain the aggregate principal amount represented by the Convertible Notes to be withdrawn and the number of the DTC account to be credited with the withdrawn Convertible Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), and (d) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Convertible Notes, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

The undersigned understands that tenders of Convertible Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has full power and authority to tender, sell, assign, transfer and deliver the Convertible Notes; and

•

when the Company accepts the tendered Convertible Notes for purchase, it will acquire good and marketable title thereto, free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the undersigned’s claims under the express terms of the Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the tender, sale, assignment, transfer and delivery of the Convertible Notes tendered thereby.

For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Convertible Notes, or defectively tendered Convertible Notes with respect to which the Company has waived all defects, if, as and when the Company gives notice thereof to the Depositary.

The undersigned understands that, except as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Convertible Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Convertible Notes is not effective, and the risk of loss of the Convertible Notes does not pass to the Depositary, until receipt by the Depositary of (1) timely confirmation of a book-entry transfer of such Convertible Notes into the Depositary’s account at DTC pursuant to the procedures set forth in the Offer to Purchase, (2) a properly transmitted Agent’s Message through ATOP or a properly completed, signed and dated Letter of Transmittal and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

PLEASE SIGN HERE

(Please Complete and Return With the Attached Substitute Form W-9 Unless an

Agent’s Message is Delivered through the Facilities of DTC)

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing showing such Holder as the owner of the Convertible Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

x

x
(Signature(s) of Holder(s) or Authorized Signatory)

Date: , 2010

Name(s):

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN (OR IRS FORM W-8, AS APPLICABLE)

AND SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

Authorized Signature:

Name of Signatory:
(Please Print)

Title:

Name of Medallion Signature Guarantor:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date:                     , 2010

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Convertible Notes Tendered” within this Letter of Transmittal.

Issue checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or

Social Security Number)

(See Substitute Form W-9 herein or IRS

Form W-8, as applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if Convertible Notes not accepted for purchase are to be credited to the account of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Credit the Convertible Notes not accepted for purchase to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or

Social Security Number)

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders.    This Letter of Transmittal is to be used by each Holder to tender Convertible Notes through book-entry transfer to the Depositary’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Depositary is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Depositary. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary at or prior to 5:00 p.m., New York City time, on the Expiration Date. No alternative, conditional or contingent tenders of the Convertible Notes will be accepted. This Letter of Transmittal should be sent only to the Depositary. Delivery of documents to DTC, the Dealer Manager or the Company does not constitute delivery to the Depositary.

All of the Convertible Notes were issued in book-entry form, and all of the Convertible Notes are currently represented by one or more global certificates held for the account of DTC. The Depositary and DTC have confirmed that Convertible Notes held in book-entry form through DTC that are to be tendered in the Offer are eligible for ATOP. To effectively tender Convertible Notes, DTC participants may until 5:00 p.m., New York City time, on the Expiration Date, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message to the Depositary for its acceptance. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-entry Confirmation”. Delivery of documents to DTC does not constitute delivery to the Depositary. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Convertible Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Holders, by execution of this Letter of Transmittal or transmission of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance for purchase of their Convertible Notes.

For a withdrawal of a tender of Convertible Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary at or prior to 5:00 p.m., New York City time, on the Expiration Date and, if such Convertible Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Offer, by mail, fax or hand delivery at its address or facsimile number listed on the back cover of this Letter of Transmittal or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Convertible Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Convertible Notes, if different from that of the person who deposited the Convertible Notes, (b) contain the aggregate principal amount represented by the Convertible Notes to be withdrawn and the number of the DTC account to be credited with the withdrawn Convertible Notes, (c) unless transmitted through

ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), and (d) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Convertible Notes, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

2. Denominations of Tenders; Alternative, Conditional or Contingent Tenders.    Convertible Notes may be tendered only in minimum denominations of $2,000 or in integral multiples of $1,000 in excess thereof. Alternative, conditional or contingent tenders will not be considered valid.

3. Signatures on this Letter of Transmittal; Guarantee of Signatures.    This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Convertible Notes tendered hereby and the signature must correspond with the name shown on the security position listing as the owner of the Convertible Notes.

If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any Convertible Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company and the Depositary of such person’s authority so to act must be submitted with this Letter of Transmittal.

All signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”) unless the Convertible Notes tendered or withdrawn, as the case may be, pursuant thereto are tendered (1) by the DTC participant whose name appears on a security position listing as the owner of the Convertible Notes who has not completed the box entitled Special Payment Instructions or Special Delivery Instructions on this Letter of Transmittal or (2) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. If Convertible Notes are registered in the name of a person other than the signatory of this Letter of Transmittal or a notice of withdrawal, as the case may be, or if delivery of the purchase price is to be made or tendered, or Convertible Notes that are not accepted are to be returned, to a person other than the holder, then the signature on this Letter of Transmittal accompanying the tendered Convertible Notes must be guaranteed by a Medallion Signature Guarantor as described above.

4. Special Payment and Special Delivery Instructions.    Tendering Holders should indicate in the applicable box or boxes the name, address and account to which Convertible Notes not accepted for purchase or checks for payment of the purchase price for validly tendered and accepted Convertible Notes and any Accrued Interest that are to be issued in connection with the Offer are to be credited, issued or delivered, as applicable, if different from the name, address or account of the Holder signing this Letter of Transmittal. In the case checks are issued or Convertible Notes are credited to a different name, the taxpayer identification number or social security number (collectively, the “TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) checks for payment of the purchase price and any Accrued Interest to be issued in connection with the Offer will be issued to and (b) Convertible Notes not tendered or not accepted for purchase will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of such Convertible Notes or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5. TIN and Backup Withholding.    U.S. federal income tax law generally requires that a tendering Holder whose tendered Convertible Notes are accepted for purchase must provide the Depositary (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. Holder must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a U.S. Holder does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” where indicated in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. Such Holders must also execute, under penalties of perjury, the “Certificate of Awaiting Taxpayer Identification Number” immediately following Substitute Form W-9 attached herein. If the Holder does not provide such Holder’s TIN to the Depositary by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Convertible Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. Holder should check the box titled “Exempt” in Part II of the Substitute Form W-9. See the Guidelines for additional directions.

In order for a Non-U.S. Holder to qualify as exempt, such Holder must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary or the IRS at its website: www.irs.gov.

Each payment in respect of accrued and unpaid interest made to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate unless such Holder certifies its non-U.S. status on an IRS Form W-8BEN and certain other conditions are met.

6. Transfer Taxes.    The Company will pay all transfer taxes applicable to the purchase of Convertible Notes pursuant to the Offer, except if payment of the purchase price and Accrued Interest is being made to, or if Convertible Notes not accepted for payment are registered in the name of, any person other than the holder of Convertible Notes tendered thereby or Convertible Notes are credited in the name of any person other than the person(s) signing this Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Irregularities.    All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of tenders of Convertible Notes will be determined by the Company. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company’s determinations of these matters. The Company reserves the absolute right to reject any or all tenders or withdrawals of Convertible Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender or withdrawal as to particular Convertible Notes. A waiver of any defect or irregularity with respect to the tender or withdrawal of any Convertible Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or withdrawal of any other Convertible Notes except to the extent the Company may otherwise so provide. The Company will interpret the terms and conditions of the Offer. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company’s interpretation of the terms and conditions of the Offer. Tenders of Convertible Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any tender or withdrawal of Convertible Notes, or will incur any liability to any Holder for failure to give any such notification.

8. Waiver of Conditions.    The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Convertible Notes tendered, in whole or in part, at any time and from time to time.

9. Requests for Assistance or Additional Copies.    Questions and requests for assistance relating to the procedures for tendering Convertible Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers listed on the back cover of this Letter of Transmittal. Questions regarding the terms of the Offer may also be directed to the Dealer Manager at its address and telephone numbers listed on the back cover of this Letter of Transmittal.

PAYOR: GLOBAL BONDHOLDER SERVICES CORPORATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Name

Business Name

Please check appropriate box

☐   Individual/Sole Proprietor

☐   Corporation

☐   Partnership

☐   Limited Liability Company. Enter the tax classification:

(P=Partnership, C=Corporation, D=Disregarded Entity)

☐   Other

Address (Number, street and apt. or suite no.)

City, State, Zip Code

Part I—Social Security Number OR Employer Identification Number

(If awaiting TIN, write “Applied For”)

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute

Form W-9.

Exempt ☐

Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:	DATE:

NOTE:	IF YOU ARE A U.S. HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W9

Guidelines for Determining the Proper Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multiple-member LLC	The partnership or LLC

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show the name of the individual. The name of the business or the “doing business as” name may also be entered. Either the Social Security number or the Employer Identification number may be used.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number. obtain Form SS-5. Application for a Social Security Card. or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part I, sign and date the Form, and give it to the requester.

Payees Exempt from Backup Withholding

For certain payees, exemptions from backup withholding apply and no information reporting is required. For interest and dividends, all payees listed below are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041 A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, payments to a corporation that are reportable on Form 1099-MISC and that are medical and healthcare payments, attorneys’ fees (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation), or payments for services paid by a federal executive agency are not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501 (a), or an individual retirement account (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401 (f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of its political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding including the following:

•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax—free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and

U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold (currently at a rate of 28%) on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

The Depositary for the Offer is

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions only): Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions Confirm by Telephone: (212) 430-3774

Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers as set forth below. Any requests for additional copies of the Offer to Purchase, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Global Bondholder Services Corporation

65 Broadway—Suite 404

New York, New York 10006

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll-Free:

(866) 540-1500

The Dealer Manager for the Offer is:

Goldman, Sachs & Co.

Attn: Liability Management Group

200 West Street, 7th Floor

New York, New York 10282

Toll Free: (800) 828-3182

Collect: (212) 902-5128